UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 22, 2007

ICON CASH FLOW PARTNERS L.P. SEVEN

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27926	13-3835387
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fifth Avenue, 4th Floor, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (212) 418-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 22, 2007, the general partner of ICON Cash Flow Partners L.P. Seven (the “Partnership”) distributed the 2006 Year End Liquidation Update (the “2006 Liquidation Update”) to the limited partners of the Partnership. A copy of the 2006 Liquidation Update is attached as Exhibit 99.1.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 2006 Year End Liquidation Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON CASH FLOW PARTNERS L.P. SEVEN
By: ICON CAPITAL CORP., its General Partner

Dated: February 22, 2007	By: /s/ Thomas W. Martin
Thomas W. Martin
President